UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

I, Melissa J. T. Hall, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Melissa J. T. Hall
Melissa J. T. Hall
Assistant Treasurer, Director

Registration statements for the following contracts:

Depositor:                        Variable Insurance Contract(s):
Union Security Life Insurance Company of New York    Master Variable Annuity
Union Security Life Insurance Company of New York    TD Waterhouse Variable Annuity

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

I, Terry J. Kryshak, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Terry J. Kryshak
Terry J. Kryshak
Director

Registration statements for the following contracts:

Depositor:                        Variable Insurance Contract(s):
Union Security Life Insurance Company of New York    Master Variable Annuity
Union Security Life Insurance Company of New York    TD Waterhouse Variable Annuity

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Richard J. Lauria

I, Richard J. Lauria, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Richard J. Lauria
Richard J. Lauria
Director

Registration statements for the following contracts:

Depositor:                        Variable Insurance Contract(s):
Union Security Life Insurance Company of New York    Master Variable Annuity
Union Security Life Insurance Company of New York    TD Waterhouse Variable Annuity

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Dawn Lamnin

I, Dawn Lamnin, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Dawn Lamnin
Dawn Lamnin
Vice President, Director

Registration statements for the following contracts:

Depositor:                        Variable Insurance Contract(s):
Union Security Life Insurance Company of New York    Master Variable Annuity
Union Security Life Insurance Company of New York    TD Waterhouse Variable Annuity

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Eric Kurzrok

I, Eric Kurzrok, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Eric Kurzrok
Eric Kurzrok
Director

Registration statements for the following contracts:

Depositor:                        Variable Insurance Contract(s):
Union Security Life Insurance Company of New York    Master Variable Annuity
Union Security Life Insurance Company of New York    TD Waterhouse Variable Annuity

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha ViAnn Mangelsen

I, Tamrha ViAnn Mangelsen, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Tamrha ViAnn Mangelsen
Tamrha ViAnn Mangelsen
Director

Registration statements for the following contracts:

Depositor:                        Variable Insurance Contract(s):
Union Security Life Insurance Company of New York    Master Variable Annuity
Union Security Life Insurance Company of New York    TD Waterhouse Variable Annuity